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                                                                    EXHIBIT 99.3

                                CONVERSION NOTICE

                            JAG MEDIA HOLDINGS, INC.
                          SERIES 1 CLASS B COMMON STOCK

                                                             _____________, 2003

Computershare Trust Company, Inc.
350 Indiana Street
Suite 800
Golden, Colorado 80401
Attention: Ms. Theresa Henshaw
Facsimile: (303) 262-0603
Telephone: (303) 262-0600

Re: Conversion of JAG Media Holdings, Inc. Series 1 Class B Common Stock to
    Class Common Stock

Ladies and Gentlemen:

The undersigned hereby elects to convert _________ shares of Series 1 Class B Common Stock ("Series 1 Class B Shares") of JAG Media Holdings, Inc. (the "Company"), represented by the attached certificate no. ______, into the same number of shares of Class A Common Stock ("Class A Common Shares") of the Company pursuant to Section 2(a)(v) of Article Fourth of the Articles of Incorporation of the Company, as amended.

The stock certificate for the Class A Common Shares issuable upon the conversion of the Series 1 Class B Shares should be registered in the name of ________________________ and delivered to the following address:

                               ______________________________________
                               ______________________________________
                               ______________________________________
                               ______________________________________

                               Executed this ___ day of _____________, 2003


                               By: _____________________________________________
                                                         Signature

                               Print Name:______________________________________

                               [If the holder of the attached Series 1
                               Class B Shares is an entity and not an
                               individual, please print below the name of the entity and the title of the Authorized Representative who signed this conversion notice on behalf of such entity]

                               Entity Name:_____________________________________

                               Title of Authorized
                               Representative:__________________________________




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